                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:

/ /  Preliminary Proxy Statement                                        / /  Confidential, For Use of the
/X/  Definitive Proxy Statement                                              Commission Only (as permitted
/ /  Definitive Additional Materials                                         by Rule 14a-6(e)(2))
/ /  Soliciting  Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           COMMISSION FILE NO. 0-23224

                           GREAT LAKES AVIATION, LTD.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:______________________________________
     2) Aggregate number of securities to which transaction applies:_________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________
     4)   Proposed maximum aggregate value of
          transaction:_________________________________________________________
     5)   Total fee
          paid:________________________________________________________________

/ /  Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:______________________________________________
     2)   Form, Schedule or Registration Statement No.:________________________
     3)   Filing Party:________________________________________________________
     4)   Date Filed:__________________________________________________________

                           GREAT LAKES AVIATION, LTD.
                              1022 AIRPORT PARKWAY
                             CHEYENNE, WYOMING 82001



                                 April 27, 2000



     Dear Shareholder of Great Lakes Aviation, Ltd.:

     You are cordially invited to attend the Annual Meeting of Shareholders of Great Lakes Aviation, Ltd., to be held at the Company's new facility, located at 1022 Airport Parkway, Cheyenne, Wyoming, on Friday, May 19, 2000, at 10:00 a.m., Cheyenne time.

     At the Annual Meeting you will be asked to vote for the election of four directors of the Company. The accompanying material contains the Notice of Annual Meeting, the Proxy Statement which includes information about the matters to be acted upon at the Annual Meeting and the related Proxy Card.

     I encourage you to attend the Company's Annual Meeting. Whether or not you are able to attend the Annual Meeting in person, I urge you to sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you do attend the Annual Meeting in person, you may withdraw your Proxy and vote personally on any matters properly brought before the Annual Meeting.

                                          Very truly yours,

                                          GREAT LAKES AVIATION, LTD.


                                          /s/ Douglas G. Voss

                                          Douglas G. Voss
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                           GREAT LAKES AVIATION, LTD.
                              1022 AIRPORT PARKWAY
                             CHEYENNE, WYOMING 82001

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, MAY 19, 2000

                            ------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Great Lakes Aviation, Ltd. (the "Company") will be held at the Company's new facility, 1022 Airport Parkway, Cheyenne, Wyoming, on Friday, May 19, 2000, at 10:00 a.m., Cheyenne time, for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. To elect four directors for the ensuing year and until their successors are duly elected and qualified; and

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The transfer books of the Company will not be closed for the Annual Meeting. Only shareholders of record at the close of business on April 24, 2000, are entitled to notice of and to vote at the Annual Meeting.

     All shareholders are cordially invited and requested to attend the Annual Meeting in person. Shareholders who are unable to attend in person are requested to complete, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors of the Company. Your attendance at the Annual Meeting, whether in person or by proxy, is important to ensure a quorum. If you return your proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to your vote at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Douglas G. Voss

                                          Douglas G. Voss
                                          Chairman of the Board, President and
                                          Chief Executive Officer
Cheyenne, Wyoming
April 27, 2000

                           GREAT LAKES AVIATION, LTD.
                              1022 Airport Parkway
                             Cheyenne, Wyoming 82001

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, MAY 19, 2000

                              --------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Great Lakes Aviation, Ltd. (the "Company" or "Great Lakes"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's new facility, 1022 Airport Parkway, Cheyenne, Wyoming, on Friday, May 19, 2000, at 10:00 a.m., Cheyenne time, and at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy are first being mailed to Shareholders on or about April 27, 2000.

     The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their best judgement. Shares of Common Stock represented by properly executed proxies on which no specification has been made will be voted in favor of the election of the nominees for directors listed herein. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     RECORD DATE AND OUTSTANDING COMMON STOCK

     Only holders of Common Stock of the Company whose names appear of record on the books of the Company at the close of business on April 24, 2000 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. On the Record Date, the issued and outstanding voting shares of the Company consisted of 8,647,891 shares of Common Stock, each entitled to one vote per share.

     REVOCABILITY OF PROXIES

     Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by
(i) executing a later-dated proxy relating to the same shares and delivering it to the Vice President-Finance of the Company prior to the vote at the Annual Meeting, (ii) filing a written notice of revocation bearing a later date than the proxy with the Vice-President Finance of the Company prior to the Annual Meeting, or (iii) appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Great Lakes Aviation, Ltd., 1022 Airport Parkway, Cheyenne, Wyoming 82001, Attention:
Richard A. Hanson, Vice President-Finance or hand-delivered to Mr. Hanson prior to the vote at the Annual Meeting.

     QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining whether a quorum is present, but will not be considered to have been voted in favor of such matter.

     If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table contains certain information as of April 15, 2000 regarding the beneficial ownership of the Common Stock by (i) each person known to the Company to own beneficially five percent or more of the Common Stock,
(ii) each director of the Company, (iii) each executive officer of the Company and (iv) the directors and executive officers as a group. Any shares which are subject to an option or a warrant exercisable within 60 days are reflected in the following table and are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the option or warrant holder but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown. Unless otherwise indicated, the address for each listed shareholder is c/o Great Lakes Aviation, Ltd., 1022 Airport Parkway, Cheyenne, Wyoming 82001.


                                                                    AMOUNT AND NATURE            PERCENTAGE OF
                                                                OF BENEFICIAL OWNERSHIP(1)     OUTSTANDING STOCK
                                                               ----------------------------  -----------------------
Douglas G. Voss...........................................               5,400,000(2)(3)              58.9%

Gayle R. Brant............................................               2,350,000(2)(3)              27.2%

Raytheon Aircraft Credit Corporation......................               1,000,000(4)                 10.4%
10511 East Central
Wichita, Kansas  67206

Tennebaum & Co., LLC......................................                 816,200(5)                  8.9%
1999 Avenue of the Stars, 32nd Floor
Los Angeles, California  90067

Michael E. Tennebaum......................................                 816,200(6)                  8.9%
1999 Avenue of the Stars, 32nd Floor
Los Angeles, California  90067

Iowa Great Lakes Flyers, Inc..............................                 500,000(7)                  5.8%
1965 330th Street
Spencer, Iowa  51301

Richard H. Fontaine.......................................                  19,000(8)                     *

Vernon A. Mickelson.......................................                  17,000(9)                     *
1209 3rd Avenue West
Spencer, Iowa  51301

Jeffery M. Davis..........................................                  11,700(10)                    *

James A. Frazier..........................................                  11,600(11)                    *

W. Eric Winger............................................                   8,100(12)                    *

Richard A. Hanson.........................................                   4,876(13)                    *

Ivan L. Simpson...........................................                   4,000(14)                    *
21261 North Bay Drive
Spirit Lake, Iowa   51360

Joseph K. Kiernan.........................................                       -                       0%


All directors and officers as a group.....................               5,476,276                    59.3%
 (10 persons) (15)

--------------------
* Indicates ownership of less than 1% of the outstanding shares of Common Stock.

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "Commission") and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of April 15, 2000. The same shares may be beneficially owned by more than one person.

(2) Ms. Brandt has granted to Mr. Voss an irrevocable proxy to vote all of her shares of Common Stock (the "Shares") until June 28, 2010. Mr. Voss and Ms. Brandt have also entered into a Shareholder Buy-Sell Agreement (the "Agreement") with respect to the Shares. The term of the Agreement (the "Term") is until June 28, 2010 or until such time as Ms. Brandt does not own any Shares or the Company is dissolved or liquidated. Pursuant to the Agreement, Ms. Brandt could not sell any Shares until June 28, 1999, at which time she is able to sell 470,000 Shares and an additional 235,000 Shares in each year thereafter. Mr. Voss, however, has been granted a right of first refusal to purchase for the market price any Shares which Ms. Brandt desires to so sell. The Agreement also provides Mr. Voss the option to purchase any Shares at any time during the Term for the market price of shares of Common Stock. The Agreement provides that in any transaction in which Mr. Voss sells greater than 5% of his shares of Common Stock, Mr. Voss has the right to compel Ms. Brandt to include the Shares held by her in such transaction on the same terms as the shares of Common Stock of Mr. Voss. In turn, Ms. Brandt has the right to have her Shares included by Mr. Voss in any such transaction on a pro rata basis. The Agreement also provides Mr. Voss with the right to purchase the Shares at the market price upon the death of Ms. Brandt or upon an involuntary disposition of the Shares held by Ms. Brandt. Pursuant to the Agreement, Mr. Voss will vote all shares of Common Stock beneficially owned by him (including the Shares) for the election of Ms.
         Brandt to the Board.

(3) Mr. Voss is the beneficial owner of 5,400,000 shares of Common Stock, which includes 20,000 shares of Common Stock subject to currently exercisable options. Ms. Brandt is the record owner of 2,350,000 shares of Common Stock. The shares of Common Stock owned by Ms. Brandt and the shares of Common Stock owned by Iowa Great Lakes Flyers, Inc. are included in the 5,400,000 shares of Common Stock reported by Mr. Voss.

(4) Consists of a warrant for the purchase of an aggregate of 1,000,000 shares of Common Stock.

(5) Beneficial ownership of all 816,200 shares of Common Stock is shared with Michael E. Tennebaum.

(6) Beneficial ownership of all 816,200 shares of Common Stock is shared with Tennebaum & Co., LLC.

(7) Beneficial ownership of all 500,000 shares of Common Stock is shared with Douglas G. Voss.

(8) Consists of 19,000 shares of Common Stock subject to currently exercisable options.

(9) Includes 10,000 shares of Common Stock subject to currently exercisable options.

(10) Consists of 11,700 shares of Common Stock subject to currently exercisable options.

(11) Consists of 11,600 shares of Common Stock subject to currently exercisable options.

(12) Includes 7,600 shares of Common Stock subject to currently exercisable options.

(13) Includes 3,000 shares of Common Stock subject to current exercisable options.

(14) Consists of 4,000 shares of Common Stock subject to currently exercisable options.

(15) Includes an aggregate of 586,900 shares of Common Stock subject to currently exercisable options and warrants.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the aggregate cash compensation paid to or accrued by the Company's Chief Executive Officer and each of the Company's executive officers who received compensation in excess of $100,000 (the "Named Executive Officers") for services rendered to the Company during the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG-TERM
                                                                                                      COMPENSATION
                                                                                                   -------------------
                                                                                                         AWARDS
                                                                                                       SECURITIES
                                                                   ANNUAL COMPENSATION                 UNDERLYING
                                                            -----------------------------------
NAME AND PRINCIPAL POSITION                                   FISCAL YEAR          SALARY             OPTIONS(#)
---------------------------------------------------------  ------------------  ----------------   --------------------
Douglas G. Voss......................................            1999             $    151,250              --
                                                                 1998             $    151,250         100,000(1)
                                                                 1997             $    127,500              --
Thomas J. Ahmann(2)..................................            1999             $    120,000          50,000

(1) On July 1, 1998, the Company granted Mr. Voss an option to purchase 100,000 shares of Common Stock. In connection with such grant, the Company's Compensation Committee received a Competitive Review of the Executive Compensation Program for the Chief Executive Officer, stating that the options granted to Mr. Voss were competitive and appropriate in light of comparable companies, particularly given the Company's improving performance and the fact that Mr. Voss does not receive any form of short term incentives.

(2) Mr. Ahmann's employment commenced on January 25, 1999 at an annual base salary of $120,000. Mr. Ahmann is no longer employed by the Company, effective April 14, 2000.

       The following table summarizes stock option grants during the fiscal year ended December 31, 1999 to the Named Executive Officers and certain other information relative to such options.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)


                                                   PERCENT OF
                                      NUMBER OF       TOTAL                                   POTENTIAL REALIZABLE
                                     SECURITIES      OPTIONS                                    VALUE AT ASSUMED
                                     UNDERLYING    GRANTED TO                                ANNUAL RATES OF STOCK
                                       OPTIONS    EMPLOYEES IN  EXERCISE                        PRICE FOR OPTION
               NAME                    GRANTED     FISCAL YEAR    PRICE     EXPIRATION DATE         TERMS(1)
                                                                                             -----------------------
                                                                                                 5%         10%
--------------------------------------------------------------------------------------------------------------------
Thomas J. Ahmann(2)............         50,000            100%     $2.75    January 24, 2009    86,473      219,140

(1) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of the future Common Stock price.

(2) Mr. Ahmann is no longer employed by the Company, effective April 14, 2000.

         The following table sets forth information concerning the unexercised options held by the Named Executive Officers as of December 31, 1999. No options were exercised by the Named Executive Officers during fiscal year 1999.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                  Number of Securities Underlying      Value of In-the Money Options
                                                         Options at FY-End                     at FY-End(1)
                    Name                             Exercisable/Unexercisable           Exercisable/Unexercisable
----------------------------------------------    --------------------------------    --------------------------------
Douglas G. Voss.........................              20,000/80,000(2)                            0
Thomas J. Ahmann(3).....................                  0/50,000                                0

-------------
(1) Market value of underlying securities at fiscal year end minus the exercise price.

(2) On July 1, 1998, the Company granted Mr. Voss an option to purchase 100,000 shares of Common Stock. In connection with such grant, the Company's Compensation Committee received a Competitive Review of the Executive Compensation Program for the Chief Executive Officer, stating that the options granted to Mr. Voss were competitive and appropriate in light of comparable companies, particularly given the Company's improving performance and the fact that Mr. Voss does not receive any form of short term incentives.

(3) Mr. Ahmann is no longer employed by the Company, effective April 14, 2000.


              EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
                          CHANGE IN CONTROL AGREEMENTS

       The Company and Roland G. Bergeson, a former executive officer of the Company, were parties to a letter agreement executed July 1, 1998 which governed his employment with the Company during fiscal year 1999. The agreement set Mr. Bergeson's initial compensation level at $140,000 annually and made him eligible for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the Agreement, Mr. Bergeson received a 10-year option for the purchase of 50,000 shares of the Company's Common Stock. This option had an exercise price of $2.75 and vested over a five year period. Pursuant to the agreement, Mr. Bergeson's employment was voluntary and was able to be terminated by the Company or Mr. Bergeson at any time with six months prior written notice, provided, however, that if the Company terminated Mr. Bergeson's employment without cause, Mr. Bergeson would have received an amount equal to his base salary per month at the end of each of the six months immediately following the date of termination but in no event would he have received any such payments after he gained employment elsewhere. The Company could have immediately terminated Mr. Bergeson's employment for cause upon written notice to Mr. Bergeson. The agreement also provided for accelerated vesting of unvested stock options if a change of the ownership of the Company occurred. Pursuant to this letter agreement, Mr. Bergeson received approximately $70,000 in compensation for the fiscal year ended December 31, 1999. Mr. Bergeson is no longer employed by the Company, effective June 30, 1999.

       The Company and Thomas J. Ahmann, a former executive officer of the Company, were parties to a letter agreement executed on January 25, 1999 which governed his employment with the Company during fiscal year 1999. The agreement set Mr. Ahmann's initial compensation level at $120,000 and made him eligible for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the Agreement, Mr. Ahmann received a 10-year option for the purchase of 50,000 shares of the Company's Common Stock. This option has an exercise price of $2.75 and vests over a five year period. Pursuant to the agreement, Mr. Ahmann's employment was voluntary and was able to be terminated by the Company or Mr. Ahmann at any time with six months prior written notice, provided, however, that if the Company terminated Mr. Ahmann's employment without cause, Mr. Ahmann would have received an amount equal to his base salary per month at the end of each of the six months immediately following the date of termination but in no event would he have received any such payments after he gained employment elsewhere. The Company could have immediately terminated Mr. Ahmann's employment for cause upon written notice to Mr. Ahmann. The agreement also provided for accelerated vesting of unvested stock options if a change of ownership of the Company occurred. Pursuant to this letter agreement, Mr. Ahmann received $120,000 in compensation for the fiscal year ended December 31, 1999. Mr. Ahmann is no longer employed by the Company, effective April 14, 2000.

       NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE "COMPANY STOCK PERFORMANCE" SECTION BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                       REPORT ON REPRICING OF OPTIONS

       In May 1995, the Compensation Committee approved resolutions authorizing the exchange and repricing ("repricing") of certain outstanding stock options held by employees of the Company whereby each employee could voluntarily surrender and cancel his or her existing stock options and receive new options exercisable for 70% of the number of shares of Common Stock underlying the previous options, on the terms described below. The Compensation Committee noted that the overall purpose of the Company's stock option plans had been to attract and retain the services of the Company's employees and to provide incentives to such persons to exert maximum efforts for the Company's success. The Compensation Committee concluded that the decline in the market value of shares of Common Stock had frustrated these purposes and diminished the value of the Company's stock option program as an element of the Company's overall compensation arrangements. Further, the Compensation Committee expressed its view that a repricing program could also reduce the number of shares of Common Stock issuable upon exercise of outstanding options. Accordingly, the Compensation Committee adopted a repricing program with the following elements:

       All employees of the Company holding options (the "Old Options") to purchase shares of Common Stock at the time of the repricing would be eligible to participate in the repricing program. Each such participant who so chose could cancel any Old Options and in exchange would receive a grant of new options (the "New Options") for 70% of the number of shares underlying the canceled Old Options. At the time of the repricing, the exercise price of such Old Options was $11.00 per share of Common Stock. The exercise price of all New Options is $3.88 per share of Common Stock. Vesting under the Old Options did not transfer to the New Options. New Options replacing Old Options would vest in equal amounts over a five year period, beginning May 19, 1996. The term of each New Option was ten years and the exercise price of the New Options was the fair market value on the date of grant.

                           The Compensation Committee:

                               Vernon A. Mickelson
                                 Ivan L. Simpson

                     BOARD REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee determined the compensation arrangements for the Company's executive officers for 1999 in July 1999. The Compensation Committee's principal responsibility is to ensure the Company's executive and director compensation plans are aligned with and promote the Company's business objectives. In particular, because the operations of the Company have moved to Cheyenne, Wyoming during the past year the Compensation Committee is seeking to structure and implement an executive compensation package which will attract and retain executives capable of managing these operations and assuring the future success of the Company.

       The Company's executive compensation package in 1999 consisted of two main components: (i) base salary, and (ii) stock options. The base salary of each of the executive officers was determined after considering the responsibilities and performance of the individual officer, the experience of the individual officer and base salaries for comparable companies. The Compensation Committee believes that the Company's compensation programs for executive officers of the Company and stock option grants under the Company's 1993 Stock Option Plan, which was approved by the Company's shareholders, are designed to align the long-term interests of the Company's executives and its shareholders and assist in the retention of executives.

       In determining the compensation package for Douglas G. Voss, the Chief Executive Officer of the Company, the Compensation Committee noted that the ownership by Mr. Voss of a substantial number of shares of Common Stock uniquely aligns his long-term interests with the Company's shareholders. In light thereof, the Compensation Committee has historically not tied Mr. Voss' compensation to Company performance.

                             Compensation Committee:
                               Vernon A. Mickelson
                                 Ivan L. Simpson

                            COMPANY STOCK PERFORMANCE

       Set forth below is a graph prepared by the Center for Research in Security Prices ("CRSP") comparing the cumulative total shareholder return on shares of Common Stock since January 20, 1994, the effective date of the Company's initial public offering, through December 31, 1999, with the cumulative total return on the CRSP Total Returns Index for The NASDAQ Stock Market (U.S. Companies) and the CRSP Total Returns Index for NASDAQ Stocks (SIC 4510-4529 US) (an index of peer companies represented by companies engaged in air transportation, and regional airlines) for the same period. The graph assumes an initial investment of $100.00 and reinvestment of dividends, if any.



                                    [GRAPH]

----------------------------------------------------------------------------------------------
                                         LEGEND
CRSP Total Returns Index for:            12/1994   12/1995   12/1996   12/1997   12/1998   12/1999
-----------------------------            -------   -------   -------   -------   -------   -------
Great Lakes Aviation, Ltd.               100.0      75.0      50.0      35.0      57.5      40.0
Nasdaq Stock Market (U.S. Companies)     100.0     141.3     173.9     213.1     300.4     556.0
NASDAQ Stocks (SIC4510-4529 US)          100.0     236.8     183.8     231.0     213.3     171.8
  Air Transportation Services

NOTES:
A. The lines represent monthly index levels derived from compounded daily returns tat include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/30/1994.
----------------------------------------------------------------------------------------------

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The persons named in the accompanying proxy will vote for the election of the below named nominees, unless authority to vote is withheld. Each of the four nominees presented for director is currently a member of the Board and was previously elected by the Company's shareholders. Directors of the Company are elected annually to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Board unanimously recommends a vote for each of the following nominees. All nominees have agreed to stand for election at the Annual Meeting. If, prior to the Annual Meeting, the Board learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the Board.

     NOMINEES FOR ELECTION AS DIRECTOR

     The following table sets forth certain information regarding the nominees for election as director of the Company. All of the directors of the Company elected at the Annual Meeting will serve until their successors are duly elected and qualified.

NAME                            AGE                  TITLE
----                            ---                  -----
Douglas G. Voss                 45                   President,  Chief  Executive  Officer and Chairman of
                                                     the Board of Directors
Vernon A. Mickelson             73                   Director
Gayle R. Brandt                 40                   Director
Ivan L. Simpson                 49                   Director

         The following describes the business, the business experience and background of the nominees, each of whom currently serves as a director of the Company.

     DOUGLAS G. VOSS, age 45, co-founded the Company in 1979 and has served in the positions of Chief Executive Officer and a director of the Company since the Company's inception. Mr. Voss became a pilot in 1974 and holds both an Airline Transport Pilot Certificate and an Airframe and Powerplant Mechanic Certificate. Mr. Voss is a graduate of Colorado Aero Tech. In 1977 and 1978, Mr. Voss was employed as a mechanic for a subsidiary of Executive Beechcraft, Inc. Mr. Voss has also served the Company in a number of operational positions, including Director of Maintenance and Director of Operations.

     VERNON A. MICKELSON, age 73, became a director of the Company in December 1993. For more than the past eight years, Mr. Mickelson has been self-employed as a consultant and has provided services to the Company concerning matters involving Federal Aviation Administration ("FAA") regulatory compliance and maintenance quality control. Mr. Mickelson has worked in the aviation industry since 1949, primarily in the field of aircraft maintenance. From 1973 to 1988, Mr. Mickelson was employed by the FAA as a supervisor of FAA maintenance and avionics inspectors operating in the State of Iowa.

     GAYLE R. BRANDT, age 40, has been a director of the Company since December 1996. Ms. Brandt has held various positions with the Company since its inception including assisting in the management of the Spirit Lake Airport from 1978 through 1992, Station Agent and Station Manager responsible for all airline reservations from 1982 through 1985, Airline Accounts Receivable and Revenue Accounting Manager from 1985 through 1989, Airline Executive Office Receptionist from 1989 through 1996 and Director of Airport Services and Airport Manager from June 1996 through the present.

     IVAN L. SIMPSON, age 49, became a director of the Company in 1997. Mr. Simpson co-founded the Company in 1979, and served in various operational roles through 1987, including: Chief Pilot, Director of Security, and most recently, Vice President and Director of Operations. He has been employed as an Airline

Transport Pilot for American Airlines since 1987. Mr. Simpson holds an Airline Transport Pilot Certificate and is Type rated in the Boeing 757/767 aircraft.

     THE BOARD AND COMMITTEES

     In 1999 the Board held two meetings. Each of the incumbent directors attended all of the meetings of the Board and each Committee of which he or she was a member held during 1999.

     On June 25, 1999 the Board ratified the members of its Audit Committee and its Compensation Committees for 1999. The members of each committee during 1999 were Mr. Vernon A. Mickelson and Mr. Ivan L. Simpson.

     The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting and auditing staff and its independent public accountants and to consider any questions raised with respect to accounting and auditing policies and procedures. During 1999, the Audit Committee held one meeting.

     The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the Company, to grant options to employees under the Company's option plans, and to review and approve compensation and benefit plans of the Company. During 1999, the Compensation Committee held one meeting.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As stated above, Messrs. Mickelson and Simpson comprised the Compensation Committee for purposes of setting compensation levels for 1999. No member of the Compensation Committee was an officer or employee of the Company or its subsidiary during the fiscal year ended December 31, 1999. Mr. Simpson was an officer and employee of the Company from 1979 through 1987. No executive officer of the Company served as a member of the Compensation Committee or board of directors of another entity, one of whose executive officers served on the Company's Compensation Committee or Board during the fiscal year ended December 31, 1999.

     COMPENSATION OF DIRECTORS

     Directors of the Company who are not employees of the Company participate in the Company's Director Stock Option Plan, receive $1,000 for each meeting of the Board or a meeting of a committee of the Board attended (not to exceed $1,000 per day) and are reimbursed for out-of-pocket expenses incurred on behalf of the Company.

     REQUIRED VOTE

     Election as a director requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                              CERTAIN TRANSACTIONS

     Douglas G. Voss is the sole owner of Iowa Great Lakes Flyers, Inc. ("Flyers"), a corporation which owns and operates four-passenger and six-passenger aircraft and one Beech 1900 aircraft, and owns a fleet of rental cars. From time to time, Flyers leases its four-passenger and six-passenger aircraft to the Company for use in its charter and freight operations. The Company believes that its leases of aircraft from Flyers are on terms no less favorable to the Company than would be similar transactions with unaffiliated third parties. Under these leases, the Company paid to Flyers a total of approximately $609,000 for leased planes and $19,000 for automobile rental payments during the year ended December 31, 1999. Additionally, from time to time Flyers loans funds to the Company on a short term basis. As of April 27, 2000, the Company had no outstanding balances due to Flyers.

     The Company had employment agreements in effect during fiscal year 1999 with Roland G. Bergeson and Thomas J. Ahmann both of whom were executive officers of the Company during fiscal year 1999. The employment agreements are described in "Executive Compensation."

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and provide the Company with copies of such reports. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, its directors and executive officers filed all reports on a timely basis, except as follows: (a) initial report on Form 3 following the appointment of Roland G. Bergeson as an executive officer of the Company through inadvertence was filed late; and (b) Securities ownership reports on Form 4 following the issuance of stock pursuant to the Company's Employee Stock Purchase Plan to Roland G. Bergeson, Jeffery M. Davis, Richard A. Hanson and James A. Tostenrud, each of whom are or were executive officers of the Company, through inadvertence were filed late.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     The following table provides information with respect to the Company's executive officers as of April 15, 2000. Each such person has been appointed to serve until his or her successor is duly appointed by the Board or his or her earlier removal or resignation from office.

NAME                              AGE     TITLE
----                              ---     -----
Douglas G. Voss                    45     Chief Executive Officer, President and Chairman of
                                          the Board of Directors

Jeffery M. Davis                   37     Chief Operating Officer

Richard H. Fontaine                59     Senior Vice President-Marketing

Richard A. Hanson                  41     Vice President-Finance

James A. Frazier                   41     Vice President-Customer Service

W. Eric Winger                     45     Vice President-Product Development

Joseph K. Kiernan                  49     Vice President - Maintenance

     DOUGLAS G. VOSS - See "Election of Directors"

     JEFFERY M. DAVIS. Mr. Davis joined Great Lakes in March 1988 as a commercial pilot. He has served in many positions within the Flight Operations area of the Company, including Line Pilot, Instructor, Check-Airman, and Director of Training. He was promoted to his current position as Chief Operating Officer in June

1999. Mr. Davis is the holder of an Airline Transport Pilot Certificate and is currently a Designated Pilot Examiner for the Federal Aviation
Administration.

     RICHARD H. FONTAINE. Mr. Fontaine rejoined Great Lakes in his present position as Senior Vice President of Marketing on September 15, 1995. He previously had held the position of President from 1988 to 1993. In the interim, he was employed by GP Express Airlines ("GP Express") as Executive Vice President, Marketing and Planning. Subsequent to Mr. Fontaine's departure, GP Express entered into Chapter 11 proceedings under the federal bankruptcy laws.

     RICHARD A. HANSON. Mr. Hanson rejoined Great Lakes as Controller in June 1997. He was promoted to his current position of Vice President of Finance in April of 2000. He previously held the positions at Great Lakes of Senior Vice President - Finance from 1993 to 1994, and Controller from 1990 to 1993. In the interim, Premium Standard Farms employed him as Corporate Finance Manager. Previously he had been at First Image Corporation as Regional Manager of Finance and Administration from 1988 to 1990. Mr. Hanson is a Certified Public Accountant.

     JAMES A. FRAZIER. Mr. Frazier joined Great Lakes in March 1990 as Director of Stations and was promoted to his present position of Vice President of Customer Service in March 1992.

     W. ERIC WINGER. Mr. Winger has been with Great Lakes for over 18 years. Since 1982, Mr. Winger has held the position of Vice President of Product Development.

     JOSEPH K. KIERNAN. Mr. Kiernan joined Great Lakes in December 1993 as General Manager of the Company's repair station. Mr. Kiernan became the Company's Director of Maintenance in June 1998. He was promoted to his current position as Vice President of Maintenance in June 1999.

         The officers of the Company are elected annually and serve at the discretion of the Board of Directors.

                         VOTING OF PROXIES AND EXPENSES

     The Board recommends that an affirmative vote be cast in favor of the proposal listed in the Proxy.

     The Board knows of no other matters that may be brought before the Annual Meeting which require submission to a vote of the Company's shareholders. If any other matters are properly brought before the Annual Meeting, however, the persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

     Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The Company has retained Norwest Shareowner Services to assist in the solicitation of proxies, at an estimated cost of $3,100 plus reimbursement of out-of-pocket expenses. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of Common Stock and will reimburse such persons for their expenses so incurred.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG LLP as independent public accountants for the Company for the fiscal year ending December 31, 2000. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

                              SHAREHOLDER PROPOSALS

     If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2001 Annual Meeting of Shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of the Company, 1022 Airport Parkway, Cheyenne, Wyoming 82001, Attn: Vice President-Finance, no later than December 22, 2000. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies the Company after March 7, 2001 of his or her intent to present a proposal for consideration at the 2001 Annual Meeting of Shareholders, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in its proxy materials.

                                  ANNUAL REPORT

     All shareholders of record as of April 24, 2000 are receiving with this proxy statement a copy of the Company's Annual Report for the fiscal year ended December 31, 1999, which includes the Company's Annual Report on Form 10-K. The Form 10-K contains certified consolidated financial statements of the Company for the fiscal year ended December 31, 1999. The Company will furnish to any person whose proxy is being solicited, any exhibit(s) described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on the Company's rasonable expenses in furnishing such exhibit(s). Requests for copies of such exhibit(s) should be directed to Richard A. Hanson, Vice President-Finance, at Great Lakes Aviation, Ltd., 1022 Airport Parkway, Cheyenne, Wyoming 82001.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Douglas G. Voss

                                          Douglas G. Voss
                                          Chairman of the Board, President, and
                                          Chief Executive Officer
     Cheyenne, Wyoming
     April 27, 2000

                           GREAT LAKES AVIATION, LTD

                        ANNUAL MEETING OF SHAREHOLDERS

                             FRIDAY, MAY 19, 2000
                                  10:00 A.M.

                             1022 AIRPORT PARKWAY
                            CHEYENNE, WYOMING 82001





     GREAT LAKES AVIATION, LTD                                             PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated April 27, 2000, hereby appoints Douglas G. Voss and Richard A. Hanson, and either of them, as proxy or proxies, with full power of substitution, to represent the undersigned and to vote, as designated below, all shares of Common Stock of Great Lakes Aviation, Ltd. (the "Company") held of record by the undersigned on April 24, 2000, at the Annual Meeting of Shareholders to be held at the Company's new facility, 1022 Airport Parkway, Cheyenne, Wyoming, on Friday, May 19, 2000, at 10:00 a.m., Cheyenne time, and any adjournment thereof.


                     SEE REVERSE FOR VOTING INSTRUCTIONS.

                          V   PLEASE DETACH HERE   V



1. To elect four directors of the Company for the ensuing year and until his or her successor shall be elected and duly qualified.
                   01 DOUGLAS G. VOSS       03 GAYLE R. BRANDT     / /  Vote FOR        / /  Vote WITHHELD
                   02 VERNON A. MICKELSON   04 IVAN L. SIMPSON          all nominees         from all nominees
                                                                        (except as marked)
                                                                   -----------------------------------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL,
WRITE THAT NOMINEE'S NAME IN THE BOX PROVIDED TO THE RIGHT.)
                                                                   -----------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE
OF A QUORUM.
                                                                        Dated: ______________________________
Address Change? Mark Box  / /
Indicate changes below:
                                                                   -----------------------------------------------

                                                                   -----------------------------------------------
                                                                   Signature(s) in Box

                                                                   Please sign exactly as name appears on this Proxy.
                                                                   When shares are held by joint tenants, both should
                                                                   sign. If signing as attorney, executor,
                                                                   administrator, trustee or guardian, please give
                                                                   full title as such. If a corporation, please sign
                                                                   in full corporate name by president or other
                                                                   authorized officer. If a partnership, please sign
                                                                   in partnership name by an authorized person.